UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2008

TUMBLEWEED COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-26223	94-3336053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Saginaw Drive, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(650) 216-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into Material Definitive Agreement.

On June 5, 2008, Axway Inc., a Delaware corporation ("Axway") and an indirect wholly-owned subsidiary of the Sopra Group SA, a corporation organized under the laws of France (the "Sopra Group"), Tornado Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Axway ("Merger Sub"), and Tumbleweed Communications Corp., a Delaware corporation ("Tumbleweed"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which Merger Sub will be merged with and into Tumbleweed, with Tumbleweed continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Axway (the "Merger").  In addition, the Sopra Group guaranteed the obligations of Axway and Merger Sub under the Merger Agreement.

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.001 per share, of Tumbleweed ("Tumbleweed Common Stock") will be converted into the right to receive $2.70 in cash, without interest ("Merger Consideration"). Additionally, at the effective time of the Merger, each outstanding option and restricted stock share or unit, whether or not then vested or exercisable, to purchase Tumbleweed Common Stock, will be deemed 100% vested and exercisable on the terms and conditions set forth in the Merger Agreement.  The proposed transaction is subject to customary closing conditions including regulatory and Tumbleweed stockholder approvals.

           The foregoing description of the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement and the related agreements, which are filed as Exhibit 2.1 hereto and are incorporated herein by reference.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed merger of Tumbleweed by Sopra Group and Axway. In connection with the proposed merger, Axway and Tumbleweed intend to file relevant materials with the SEC, including Tumbleweed's proxy statement on Schedule 14A. STOCKHOLDERS OF TUMBLEWEED ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TUMBLEWEED’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Tumbleweed stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Tumbleweed. Such documents are not currently available.

Participants in Solicitation
The directors of Sopra Group, Axway, and Tumbleweed, may be deemed to be participants in the solicitation of proxies from the holders of Tumbleweed common stock in respect of the proposed transaction. Information about the directors of Sopra Group is set forth in the 2007 Reference Document which was filed with the AMF (Autorité des marchés financiers) on April 23, 2008. In addition, the following executives of Sopra Group/Axway may deemed to be participants: Christophe Fabre, Dave Bennett, Scott Hausman and Kathleen Clark Bracco.  Information about the directors and executive officers of Tumbleweed is set forth in the proxy statement for Tumbleweed's 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2008. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the merger when it becomes available.

Safe Harbor for Forward-Looking Statements
This press release and the information meeting announced in it contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, actual results could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the expected benefits and costs of the transaction; management plans relating to the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to antitrust and CFIUS (Exon-Florio) regulations; any projections of earnings, revenues, synergies, accretion, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include risks related to the timing or ultimate completion of the transaction; the possibility that expected benefits may not materialize as expected; that, prior to the completion of the transaction, Tumbleweed’s business may not perform as expected due to uncertainty; that the parties are unable to successfully implement integration strategies; and other risks and uncertainties that are beyond the control of Sopra Group and Tumbleweed. Sopra Group and Tumbleweed disclaim any obligation to update or correct any forward-looking statements made herein due to the occurrence of events after the issuance of this press release.

ITEM 8.01     Other Events.

In connection with the Merger, Sopra Group, Axway and Tumbleweed issued a joint press release which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Axway Inc., Tornado Acquisition Corp. and Tumbleweed Communications Corp., dated June 5, 2008, including Guarantee and Voting Agreements.
99.1
Joint Press Release issued by Sopra Group, Axway and Tumbleweed Communications Corp., dated June 6, 2008, entitled "Sopra Group Announces a Plan of Merger, via its Subsidiary Axway, with Tumbleweed Communications."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUMBLEWEED COMMUNICATIONS CORP.

	By:	/s/ James J. MacDonald
Name: James J. MacDonald
Title: Vice President & Deputy General Counsel

Date: June 6, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Axway Inc., Tornado Acquisition Corp. and Tumbleweed Communications Corp., dated June 5, 2008, including Guarantee and Voting Agreements.
99.1
Joint Press Release issued by Sopra Group, Axway and Tumbleweed Communications Corp., dated June 6, 2008, entitled "Sopra Group Announces a Plan of Merger, via its Subsidiary Axway, with Tumbleweed Communications."